Net Income Per Share	12 Months Ended
Dec. 31, 2011
Net Income Per Share
Net Income Per Share

NOTE 13—Net Income Per Share

        A reconciliation of the basic and diluted net income per share computations for the years ended December 31, 2011, 2010 and 2009 is as follows (in thousands, except per share data):

	For the years ended December 31,
	2011		2010		2009
	Basic	Diluted	Basic	Diluted	Basic	Diluted
Numerator:
Income from continuing operations	$363,598	$363,598	$389,425	$389,425	$141,850	$141,850

Loss from discontinued operations	$—	$—	$(3,628)	$(3,628)	$(4,692)	$(4,692)

Denominator:
Average number of common shares outstanding	60,257	60,257	53,179	53,179	53,076	53,076
Effect of dilutive securities
Stock awards and warrants(a)	—	354	—	521	—	743

	60,257	60,611	53,179	53,700	53,076	53,819

Income from continuing operations	$6.03	$6.00	$7.32	$7.25	$2.67	$2.64
Loss from discontinued operations	—	—	(0.07)	(0.07)	(0.09)	(0.09)

Net income per share	$6.03	$6.00	$7.25	$7.18	$2.58	$2.55

(a)
Stock awards represent the weighted average number of shares of common stock issuable on the exercise of dilutive employee stock options and restricted stock units, less the number of shares of common stock which could have been purchased with the proceeds from the exercise of such stock awards. These purchases were assumed to have been made at the average market price of the common stock for the period. The weighted average number of stock options outstanding of 31,511, 25,177, and 150,907 for the years ended December 31, 2011, 2010 and 2009, respectively, were excluded because their effect would have been anti-dilutive. Outstanding warrants entitle the holder to receive cash and shares of common stock upon exercise.